EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED DECEMBER 16, 2009 TO PROSPECTUS DATED APRIL 1, 2009

PENDING LIQUIDATION OF THE NORTHERN INSTITUTIONAL SMALL COMPANY GROWTH AND MID CAP GROWTH PORTFOLIOS

The Board of Trustees of Northern Institutional Funds (the “Trust”) has determined that it is in the best interests of the Northern Institutional Small Company Growth and Mid Cap Growth Portfolios (each a “Portfolio,” collectively, the “Portfolios”) that the Portfolios be liquidated and terminated on or about February 17, 2010 (the “Liquidation Date”).

Prior to the Liquidation Date, Portfolio shareholders may either: (1) redeem (sell) their shares; or (2) exchange their shares at net asset value for shares of the same class or an equivalent class of another portfolio of the Trust. Redemption and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Other Information.”

In connection with the pending liquidations, the Portfolios will discontinue accepting orders for the purchase of all classes of Portfolio shares or exchanges into the Portfolios from other portfolios of the Trust after the close of business on December 17, 2009.

If no action is taken by a Portfolio shareholder prior to the Liquidation Date, the Portfolios will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the respective Portfolio (a “liquidating distribution”) as of the Liquidation Date.

It is anticipated that the Portfolios may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange by a shareholder of shares of a Portfolio for shares of another portfolio of the Trust, a redemption of shares of a Portfolio for cash, or a liquidating distribution made to a shareholder on the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Portfolio shares and the shareholder’s tax basis in the Portfolio shares.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF THE LIQUIDATIONS OF THE PORTFOLIOS.

The pending liquidations may be terminated and/or abandoned at any time before the closing date by action of the Board of Trustees.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS